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                                                                    Exhibit 99.7

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                                VOTING AGREEMENT

                                  by and among

                                 EPIMMUNE INC.,

                                  HELENE PLOIX,
                       as the Shareholder Representative,

                                     and the

                          STOCKHOLDERS OF EPIMMUNE INC.

                    identified on the signature pages hereto

                           Dated as of March 15, 2005

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                                VOTING AGREEMENT

          VOTING AGREEMENT, dated as of March 15, 2005 (this "Agreement"), by and among EPIMMUNE INC., a Delaware corporation (the "Issuer"), HELENE PLOIX (the "Shareholder Representative"), as designated representative of certain shareholders (the "Principal Company Shareholders") of IDM S.A., a societe anonyme organized under the laws of France (the "Company"), and the stockholders (each a "Stockholder") of the Issuer, identified on the signature pages hereto.

          WHEREAS, the Issuer and the Principal Company Shareholders are entering into a Share Exchange Agreement, dated as of the date hereof (as amended from time to time, the "Share Exchange Agreement"; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Share Exchange Agreement), pursuant to which the Issuer has agreed to acquire from the Principal Company Shareholders, and the Principal Company Shareholders have agreed to sell to the Issuer, Company ordinary shares in exchange for shares of Issuer Common Stock;

          WHEREAS, as of the date hereof, the Stockholders are the record and beneficial owner of the number of shares of Issuer Common Stock set forth opposite each Stockholder's name in Exhibit A hereto (the "Existing Shares" and, together with any shares of Issuer Common Stock acquired by Stockholder after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares, gift, bequest, inheritance or as a successor in interest in any capacity or otherwise and any shares into which or for which any or all of the Existing Shares and additional shares may be changed or exchanged, the "Shares"); and

          WHEREAS, in connection with the execution and delivery of the Share Exchange Agreement and as an inducement to the parties thereto incurring the obligations set forth therein, the Stockholders have agreed to enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                VOTING AGREEMENT

          SECTION 1.01. Voting Agreement. (a) Each Stockholder hereby agrees that, from and after the date hereof and until the Expiration Date (as defined in Section 4.01 below) in accordance with its terms, at every meeting of the stockholders of the Issuer, however called, and at every adjournment thereof, and in every action by consent of the stockholders of the Issuer, such Stockholder shall, unless otherwise directed in writing by the Shareholder Representative, appear at any such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and shall vote or consent (or cause to be voted or consented)

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such Stockholder's Shares: (i) in favor of the approval and adoption of the
Share Exchange Agreement and approval of the Issuer Transactions and the other Transactions contemplated thereby; (ii) except as otherwise agreed to in writing in advance by the Shareholder Representative, against any action, proposal, agreement or transaction that is intended or could reasonably be expected to result in a breach of any covenant, obligation, agreement, representation or warranty of the Issuer contained in the Share Exchange Agreement; and (iii) against any action, proposal, agreement or transaction, including, but not limited to, any Competing Transaction (other than the Share Exchange Agreement), that could be reasonably expected to result in any of the conditions to the obligations of the parties under the Share Exchange Agreement not being fulfilled or that could reasonably be expected to impede, interfere with or prevent, delay, postpone, discourage or adversely affect the Share Exchange Agreement or any of the Transactions. Each Stockholder agrees that it will, upon request by the Shareholder Representative, furnish written confirmation, in form and substance reasonably acceptable to the Shareholder Representative, of such Stockholder's vote in accordance with this Section 1.01(a). Each Stockholder acknowledges receipt and review of a copy of the Share Exchange Agreement.

          (b) If a Stockholder fails for any reason to vote such Stockholder's Shares as required by Section 1.01(a), the holder of the Proxy (as defined in Section 1.02) shall have the right to vote such Stockholder's Shares at any meeting of the Issuer's stockholders and in any action by written consent of the Issuer's stockholders in accordance with Section 1.01(a) and the Proxy. The vote of a holder of the Proxy shall control in any conflict between a vote of such Stockholder's Shares by a holder of the Proxy and a vote of such Stockholder's Shares by such Stockholder with respect to the matters set forth in Section 1.01(a).

          (c) Each Stockholder hereby agrees that such Stockholder shall not enter into any agreement or understanding with any person the effect of which would be inconsistent with or violative of any provision contained in Section 1.01(a) or (b).

          (d) No provision of this Agreement shall limit or otherwise restrict any Stockholder with respect to any act or omission that such Stockholder may undertake or authorize in such Stockholder's capacity as a director or officer of the Issuer.

          SECTION 1.02. Irrevocable Proxy. Concurrently with the execution of this Agreement, each Stockholder has delivered to the Shareholder Representative a proxy in the form attached as Exhibit B hereto (the "Proxy"), which such Stockholder agrees at all times prior to the Expiration Date shall be irrevocable to the fullest extent permissible by law, with respect to the Shares.


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                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

          Each Stockholder hereby severally represents and warrants to the Shareholder Representative as follows:

          SECTION 2.01. Organization, Qualification. (a) Such Stockholder, if it is an individual, has all legal capacity to enter into this Agreement and to deliver the Proxy, to carry out his or her obligations hereunder and to consummate the transactions contemplated hereby.

          (b) Such Stockholder, if it is a corporation or other legal entity, is duly organized, validly existing and, if applicable, in good standing under the Laws of the jurisdiction of its incorporation or formation and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or, if applicable, in good standing or to have such power, authority and governmental approvals would not, individually or in the aggregate, prevent or materially delay consummation of the transactions contemplated by this Agreement or otherwise prevent or materially delay such Stockholder from performing its obligations under this Agreement.

          (c) Such Stockholder, if it is a corporation or other legal entity, is not in violation of any of the provisions of its certificate of incorporation, by-laws or equivalent organizational documents.

          SECTION 2.02. Authority Relative to this Agreement. Such Stockholder has all necessary power and authority to execute and deliver this Agreement and the Proxy, to perform such Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. This Agreement and the Proxy have been duly and validly executed and delivered by such Stockholder and constitute legal, valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with their terms.

          SECTION 2.03. No Conflict. (a) The execution and delivery of this Agreement and the Proxy by such Stockholder do not, and the performance of this Agreement and the Proxy by such Stockholder shall not, (i) conflict with or violate the certificate of incorporation or by-laws or equivalent organizational documents of such Stockholder (if such Stockholder is a corporation or other legal entity), (ii) assuming satisfaction of the requirements set forth in
Section 2.03(b) below, conflict with or violate the terms of any trust agreements or equivalent organizational documents of such Stockholder (if such Stockholder is a trust), (iii) conflict with or violate any Law applicable to such Stockholder or by which the Shares owned by such Stockholder are bound or affected or (iv) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares owned by such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other


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instrument or obligation to which such Stockholder is a party or by which such
Stockholder or the Shares owned by such Stockholder are bound or affected, except for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually or in the aggregate, prevent or materially delay consummation of the transactions contemplated by this Agreement and the Proxy or otherwise prevent or materially delay such Stockholder from performing its obligations under this Agreement and the Proxy.

          (b) The execution and delivery of this Agreement and the Proxy by such Stockholder does not, and the performance of this Agreement and the Proxy by such Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority on the part of such Stockholder, except (i) for applicable requirements, if any, of the Exchange Act and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, prevent or materially delay consummation of the transactions contemplated by this Agreement and the Proxy or otherwise prevent such Stockholder from performing its material obligations under this Agreement and the Proxy.

          SECTION 2.04. Title to the Shares. As of the date hereof, such Stockholder is the record and beneficial owner of the number of Shares set forth opposite such Stockholder's name in Exhibit A hereto. Except as set forth on Exhibit A, such Shares are all the securities of the Issuer owned, now and, at all times during the term hereof will be, either of record or beneficially, by such Stockholder. The Shares owned by such Stockholder are now and, at all times during the term hereof will be, owned free and clear of all Liens, other than any Liens created by this Agreement. Except as provided in this Agreement, such Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares owned by such Stockholder.

                                  ARTICLE III

                            COVENANTS OF STOCKHOLDERS

          SECTION 3.01. Restrictions on Transfers of Shares(a) . (a) Each Stockholder hereby agrees that, during the period from the date of this Agreement through the Expiration Date, such Stockholder shall not sell, transfer, tender, assign, pledge, encumber, contribute to the capital of any entity, hypothecate, give or otherwise dispose of, grant a proxy or power of attorney with respect to, deposit into any voting trust or enter into a voting arrangement or agreement, or create or permit to exist any Liens of any nature whatsoever with respect to, any of such Stockholder's Shares (or agree or consent to, or offer to do, any of the foregoing), (ii) take any action that would make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect or have the effect of preventing or adversely affecting such Stockholder from performing such Stockholder's obligations hereunder or (iii) initiate, solicit or encourage any person to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing.


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          (b) Each Stockholder hereby agrees that: (i) during the period between the Closing and the date six months after the Closing, such Stockholder shall not sell, transfer, tender, assign, pledge, encumber, contribute to the capital of any entity, hypothecate, give or otherwise dispose of, grant a proxy or power of attorney with respect to, deposit into any voting trust or enter into a voting arrangement or agreement, or create or permit to exist any Liens of any nature whatsoever (a "Transfer") with respect to, any of such Stockholder's Shares (or agree or consent to, or offer to do, any of the foregoing); and (ii) during the period between the date six months after the Closing and the date one year after the Closing, (A) such Stockholder shall not Transfer in the aggregate, more than fifty percent (50%) of the shares of Issuer Common Stock owned by such person as of the Closing and (B) such Stockholder agrees not to sell during any single trading day more than the number of shares of Issuer Common Stock equal to fifteen percent (15%) of the average daily trading volume of shares of Issuer Common Stock, as reported by Nasdaq, during the five days prior to such date; provided, however, that the restrictions set forth in this
Section 3.01(b) shall not prohibit or restrict Transfers of shares of Issuer Common Stock to family members or affiliates of such Stockholder (or to entities or trusts formed by or for the benefit of such Stockholder or family members or affiliates of such Stockholder) that are not made in open market transactions and if the transferee agrees in writing to be bound by the restrictions of this
Section 3.01(b) or if the Issuer consents to such Transfer. Notwithstanding the foregoing, if the Stockholder is an employee of the Issuer or the Company upon the consummation of the Transactions, upon the subsequent termination of the Stockholder's employment by the Issuer or the Company, as the case may be, without cause, such Stockholder's resignation for good reason (as "cause" and "good reason" are defined in such Stockholder's employment agreement with the Issuer or the Company, as the case may be) or the death of the Stockholder, the provisions of this Section 3.01(b) shall cease to apply to such Stockholder effective as of the date of such Stockholder's employment termination, resignation or death, as applicable.

          SECTION 3.02. Disclosure. Each Stockholder hereby agrees to permit the Issuer and the Shareholder Representative to publish and disclose in the Proxy Statement and in any press release or other disclosure document in which the Issuer or the Company reasonably determines in its good faith judgment that such disclosure is required by law, including the rules and regulations of the SEC, or appropriate, in connection with the Share Exchange and any transactions related thereto, such Stockholder's identity and ownership of the Issuer Common Stock and the nature of such Stockholder's commitments, arrangements and understandings under this Agreement.

                                   ARTICLE IV

                                   TERMINATION

          SECTION 4.01. Termination. This Agreement and all rights and obligations of the parties hereunder shall terminate upon the earlier to occur of (a) the Closing and (b) such date and time as the Share Exchange Agreement shall have been terminated pursuant to the terms thereof (such earlier date and time being the "Expiration Date"); provided, however, that no such termination shall relieve any party of liability for any breach of this Agreement prior to


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termination and provided further that, subject to the occurrence of the Closing, the agreements set forth in Article III hereof and this Article IV shall survive the Closing.

                                    ARTICLE V

                                  MISCELLANEOUS

          SECTION 5.01. Amendment. This Agreement may not be amended except by an instrument in writing signed by all the parties hereto.

          SECTION 5.02. Waiver. Any party to this Agreement may (i) extend the time for the performance of any obligation or other act of any other party hereto, (ii) waive any inaccuracy in the representations and warranties of another party contained herein or in any document delivered pursuant hereto and
(iii) waive compliance with any agreement of another party contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

          SECTION 5.03. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.03):

          (a) if to a Stockholder, to the address set forth after such Stockholder's name on the signature pages;

          (b) if to the Shareholder Representative:

              Helene Ploix
              71 Boulevard Arago
              75013 Paris
              France
              Facsimile No.: +33-1-56-59-7956
              Email: hploix@pechel-industries.com

              with a copy to:

              Shearman & Sterling LLP
              114, avenue des Champs-Elysees
              75008 Paris
              France
              Facsimile No.: +33-1-53-89-7070
              Attention: Manuel A. Orillac
              Email: morillac@shearman.com


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          (c) If to the Issuer:

              Epimmune Inc.
              5820 Nancy Ridge Drive
              San Diego, CA 92121
              Facsimile No.: (858) 860-2600
              Attention: Chief Financial Officer
              Email: bdevaere@epimmune.com

              with a copy to:

              Cooley Godward LLP
              4401 Eastgate Mall
              San Diego, CA 92121
              Facsimile No.: (858) 550-6420
              Attention: Kay Chandler
              Email: kchandler@cooley.com

          SECTION 5.04. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

          SECTION 5.05. Further Assurances. The Stockholders, the Shareholder Representative and the Issuer will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

          SECTION 5.06. Assignment. This Agreement shall not be assigned by operation of Law or otherwise.

          SECTION 5.07. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          SECTION 5.08. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.


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          SECTION 5.09. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State, excluding (to the greatest extent a Delaware court would permit) any rule of law that would cause the application of the laws of any jurisdiction other than the State of Delaware. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court or Federal court located in the State of Delaware. The parties hereto hereby (a) submit to the jurisdiction of any Delaware Chancery Court or Federal court located in the State of Delaware for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts.

          SECTION 5.10. Expenses. All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

          SECTION 5.11. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 5.12. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          SECTION 5.13. Beneficial Owner. In this Agreement, "beneficial owner" has the meaning ascribed to that term in Rule 13d-3(a) of the Exchange Act, and "beneficially owned" has a consequent meaning.

          SECTION 5.14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTIONS OR PROCEEDINGS DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE


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TRANSACTIONS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND
CERTIFICATIONS IN THIS SECTION 5.14.

          SECTION 5.15. Attorneys' Fees. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against Stockholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       EPIMMUNE INC.


                                   By: /s/ Emile Loria
                                       -----------------------------------------
                                       Name: Emile Loria
                                       Title: President, Chief Executive Officer
                                              and Director


                                   HELENE PLOIX,
                                   as Shareholder Representative


                                   By: /s/ Helene Ploix
                                       -----------------------------------------
                                       Name: Helene Ploix

                                   STOCKHOLDERS:

                                   WILLIAM T. COMER


                                   /s/ William T. Comer
                                   ---------------------------------------------

                                   ROBERT J. DE VAERE


                                   /s/ Robert J. De Vaere
                                   ---------------------------------------------

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                                   HOWARD E. GREENE, JR.


                                   /s/ Howard E. Greene, Jr.
                                   ---------------------------------------------
                                   Howard E. Greene, Jr. is signing as an
                                   individual and as trustee of the Greene
                                   family trusts and children's trust

                                   MICHAEL GREY


                                   /s/ Michael Grey
                                   ---------------------------------------------

                                   GEORGES HIBON


                                   /s/ Georges Hibon
                                   ---------------------------------------------

                                   EMILE LORIA


                                   /s/ Emile Loria
                                   ---------------------------------------------

                                   JOHN P. MCKEARN


                                   /s/ John P. McKearn
                                   ---------------------------------------------

                                   MARK J. NEWMAN


                                   /s/ Mark J. Newman
                                   ---------------------------------------------